Exhibit 21.1
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                                 HARCOURT GENERAL, INC.

                               SUBSIDIARIES & AFFILIATES

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                               JURISDICTION
                                    OF
NAME OF SUBSIDIARY             INCORPORATION     STOCKHOLDER

Acadata (London)               England           Harcourt Brace &
  Limited                                          Company Limited (50%)

Academic Press                 Ontario           Harcourt Brace &
  Canada Limited                                   Company

Academic Press, Inc.           New York          Harcourt Brace &
                                                   Company

Academic Press Limited         England           Harcourt Brace & Company
                                                   Limited (99%)
                                                 Harcourt Brace & Company (1%)

Agence D'Arc Inc.              Quebec            HRW Publications Ltd.

American Agriculturist         New York          The Harvest Insurance
  Services, Inc.                                   Agency, Inc.

AP Export Company, Inc.        Delaware          Academic Press, Inc.

AP Journals, Inc.              Delaware          Harcourt Brace & Company

Bailliere Tindall Limited      England           Harcourt Brace & Company
                                                   Limited (99%)
                                                 Harcourt Brace & Company (1%)

BAR/BRI Review Courses,        Delaware          Harcourt Brace Legal and
  Inc.                                             Professional Publications,
                                                   Inc.

Bergdorf Goodman, Inc.         New York          Neiman Marcus Holdings, Inc.

Bergdorf Graphics, Inc.        New York          Bergdorf Goodman, Inc.

Books for Professionals,       Delaware          Harcourt Brace & Company
  Inc.

Broadcasters, Inc.             Texas             Neiman Marcus Holdings, Inc.

C.C. Group Limited             Hong Kong         The Neiman Marcus Group,Inc.
                                                   Inc. (50%)
                                                 Contempo Casuals (50%)

Chatterton Corp.               New York          Verily Enterprises, Inc.

Contempo Casuals               California        The Neiman Marcus Group,
                                                   Inc.

(Page 1)

Coronado Publishers, Inc.      Delaware          Academic Press, Inc.

DBM France, S.A.               France            Drake Beam Morin, Inc.
                                                   (99%)

DBM International, Inc.        Delaware          Drake Beam Morin, Inc.

DBM Training and               Delaware          Drake Beam Morin, Inc.
  Consulting, Inc.

Devices for Learning, Inc.     Delaware          Harcourt Brace & Company

Drake Beam Morin-Canada,       Ontario           Drake Beam Morin, Inc.
  Inc.

Drake Beam Morin, Inc.         Delaware          SIFTCO, Inc.

Emcor, Inc.                    Delaware          Harcourt General, Inc.

Executive In Residence,        New York          Drake Beam Morin, Inc.
  Inc.

Fanwick & Rubin, Inc.          New York          Verily Enterprises, Inc.

Federal Home Life Insurance    Indiana           Harcourt General Insurance,
  Company                                          Inc.

Foundation for Marine Animal   Florida           Harcourt Brace & Company
  Husbandry, Inc.

GCC Films, Inc.                Delaware          Harcourt General, Inc.

GCC Investment Trust           Massachusetts     Hammond Pond Investments,
                                                   Inc. (50%)
                                                 Emcor, Inc. (50%)

GCC Land Co., Inc.             Delaware          Harcourt General, Inc.

General Cinema Broadcasting,   Delaware          Harcourt General, Inc.
  Inc.

GMN, INC.                      Delaware          Harcourt General, Inc

Grune & Stratton, Inc.         New York          Harcourt Brace & Company

Grune & Stratton Limited       England           Harcourt Brace & Company
                                                   Limited (50%)
                                                 Harcourt Brace & Company
                                                   (50%)

Hammond Pond Investments,      Massachusetts     SIFTCO, Inc.
  Inc.

Harcourt Brace & Company       Delaware          SIFTCO, Inc.

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Harcourt Brace & Company       Australia         Harcourt Brace & Company
  Australia Pty. Limited                           (99%)

Harcourt Brace & Company       Quebec            Academic Press Canada
  Canada, Inc.                                     Limited

Harcourt Brace & Company       England           Academic Press, Inc. (99%)
  Limited                                        Harcourt Brace & Company (1%)

Harcourt Brace & Company       Australia         Harcourt Brace & Company
  New Zealand Pty. Limited                         Australia Pty. Limited

Harcourt Brace Educational     Massachusetts     Harcourt Brace & Company
  Development Group, Inc.

Harcourt Brace Export          Delaware          Harcourt Brace & Company
  Corporation

Harcourt Brace FSC, Inc.       U.S. Virgin       Harcourt Brace & Company
                                 Islands

Harcourt Brace Inter-          New York          Harcourt Brace & Company
  national Corporation

Harcourt Brace Japan, Inc.     Japan             Harcourt Brace & Company
                                                   (99.17%)

Harcourt Brace Legal and       Delaware          SIFTCO, Inc.
  Professional Publications,
  Inc.

Harcourt Brace Real            Ohio              Harcourt Brace & Company
  Properties Corporation

Harcourt General Annuity       Delaware          Harcourt General Insurance,
  Service Corporation                              Inc.

Harcourt General Charitable    Massachusetts     Harcourt General, Inc.
  Foundation, Inc.

Harcourt General Insurance,    Delaware          Harcourt Brace & Company
  Inc.

Harvest & HBJ Insurance,       Florida           Harcourt General Insurance,
  Inc.                                             Inc.

HBJ Farm Publications, Inc.    Ohio              The Harvest Insurance
                                                   Agency, Inc.

Health Careers Academy         New Jersey

Holt, Rinehart and Winston,    Delaware          Harcourt Brace & Company
  Inc.

Holt, Rinehart and             England           W.B. Saunders Company Limited
  Winston Limited                                  (99%)
                                                 Harcourt Brace & Company
                                                   (1%)
(Page 3)

Holt, Rinehart and Winston     Ontario           HRW and WBS Canada
  of Canada Limited                                Corporation, Inc.

Holt, Rinehart & Winston       Hong Kong         Harcourt Brace & Company (99%)
  Publishing Asia Limited                        Harcourt Brace & Company
                                                   Australia Pty. Limited (1%)

HRW and WBS Canada             New York          Harcourt Brace & Company
  Corporation, Inc.

HRW Distributors, Inc.         Delaware          Harcourt Brace & Company

HRW Publications Ltd.          Quebec            Holt, Rinehart and Winston
                                                   of Canada Limited

Human Nature, Inc.             Delaware          Harcourt Brace & Company
                                                   (83%)

Innovation Research, Inc.      Delaware          Harcourt Brace & Company

Johnson Reprint Company        England           Harcourt Brace & Company
  Limited                                          Limited (99%)
                                                 Harcourt Brace & Company (1%)

Johnson Reprint Corporation    New York          Academic Press, Inc.

Last Call, Inc.                New Jersey        The Neiman Marcus Group, Inc.

Laureate Canada Inc.           Ontario           HRW and WBS Canada
                                                   Corporation, Inc.

Learned & Tested, Inc., The    Delaware          Harcourt Brace & Company
  Education Company

Les Editions Etudes Vivantes   Quebec            Harcourt Brace & Company
  Ltee                                             Canada, Inc.

Mercury of Delaware, Inc.      Delaware

Miller Accounting              Delaware          Harcourt Brace & Company
  Publications, Inc.

Miller Comprehensive CPA       Delaware          Legal and Professional
  Review, Inc.                                     Publications, Inc.

MSRD, Inc.                     New York          The Psychological Corporation

Neiman Marcus Holdings, Inc.   California        The Neiman Marcus Group, Inc.

Pastille, Inc.                 Delaware          The Neiman Marcus Group, Inc.

Pastille By Mail, Inc.         Delaware          The Neiman Marcus Group, Inc.

PHF Life Insurance Company     Florida           Federal Home Life Insurance
                                                   Company

Reference Works Limited        England           W.B. Saunders Company Limited
                                                   (99%)
                                                 Harcourt Brace & Company (1%)

Richard J. Katz & Co., Inc.    New York          Harcourt General Insurance,
                                                   Inc.

(Page 4)

Security Funding Corporation   Delaware          Harcourt General Insurance,
                                                   Inc.

Selective Programs, Inc.       New York          Harcourt General Insurance,
                                                   Inc.

Seminar Press Limited          England           Harcourt Brace & Company
                                                   Limited (99%)
                                                 Harcourt Brace & Company (1%)

SIFTCO, Inc.                   Massachusetts     Harcourt General, Inc.

T & A D Poyser Limited         England           Harcourt Brace & Company
                                                   Limited (50%)
                                                 Harcourt Brace & Company (50%)

The Harcourt Brace             Delaware          Harcourt Brace & Company
  Quads, Inc.

The Harvest Insurance          Ohio              The Harvest Life Insurance
  Agency, Inc.                                     Company

The Harvest Life Insurance     Ohio              The Harvest Insurance Agency,
  Agency, Inc.                                     Inc. (77%)

The Harvest Life Insurance     Ohio              Federal Home Life Insurance
  Company                                          Company

The Marine Research Center     Florida
  at Sea World, Inc.

The Neiman Marcus Group,       Delaware          Harcourt General, Inc. (65%)
  Inc.

The Psychological              New York          Harcourt Brace & Company
  Corporation

The Psychological              England           Harcourt Brace & Company
  Corporation Limited                              Limited (99%)
                                                 Harcourt Brace & Company (1%)

Verily Enterprises, Inc.       New York          Harcourt General Insurance,
                                                   Inc.

W. B. Saunders Company         Delaware          Harcourt Brace & Company

W. B. Saunders Company         Ontario           HRW and WBS Canada
  Canada Limited                                   Corporation, Inc.

W. B. Saunders Company         England           Harcourt Brace & Company
  Limited                                          Limited (99%)
                                                 Harcourt Brace & Company (1%)


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